UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2018

SANGAMO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Canal Blvd., Richmond, California 94804

(Address of principal executive offices) (Zip Code)

(510) 970-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this report, “Sangamo,” “the Company,” “we,” “us” and “our” refer to Sangamo Therapeutics, Inc., a Delaware corporation, and its subsidiaries on a consolidated basis.

Item 2.02 Results of Operations and Financial Condition.

On April 24, 2018, Sangamo filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary prospectus supplement (the “Preliminary Prospectus”) pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to its Registration Statement on Form S-3 (File No. 333-224418) filed with the SEC on April 24, 2018, in connection with a proposed public offering. In the Preliminary Prospectus, Sangamo disclosed that, as of March 31, 2018, it had approximately $234.9 million of cash, cash equivalents and investments.

Forward-Looking Statements

Item 2.02 of this report contains forward-looking statements, including, without limitation, statements relating to Sangamo’s preliminary unaudited cash and marketable securities position as of March 31, 2018. These forward-looking statements are based upon Sangamo’s current expectations. Actual results could differ materially from these forward-looking statements as a result of certain factors, including, without limitation, risks related to preliminary financial results, including the risks that the preliminary financial results reported herein reflect information available to Sangamo only at this time and may differ from actual results, including in connection with Sangamo’s completion of financial closing procedures. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Sangamo undertakes no duty to update such information except as required under applicable law.

The information contained in Item 2.02 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in Item 2.02 of this report shall not be incorporated by reference into any filing with the SEC made by Sangamo whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

Sangamo is filing information for the purpose of supplementing and updating certain aspects of the description of its business from that described under the heading, “Item 1. Business” in Sangamo’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 1, 2018. The updated disclosure is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Updated Company Disclosure

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: April 24, 2018

SANGAMO THERAPEUTICS, INC.

	By:	/s/ HEATHER TURNER
Heather Turner
Senior Vice President and General Counsel